SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
  |_|   Preliminary Proxy Statement          |_|   Confidential, For Use of the
  |X|   Definitive Proxy Statement                 Commission Only (as permitted
  |_|   Definitive Additional Materials            by Rule 14a-6(e)(2))
  |_|   Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12

                          BIOSOURCE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No Fee Required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     |_|  Fee paid previously with preliminary materials:

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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing party:

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     (4)  Date filed:

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


                          BIOSOURCE INTERNATIONAL, INC.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 18, 2003
                                   -----------


TO OUR STOCKHOLDERS:

         Notice is hereby given that the 2003 Annual Meeting of Stockholders of BioSource International, Inc. (the "Company") will be held at the Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 18, 2003 at 9:00 a.m., Pacific Time. The Annual Meeting is being held for the following purposes:


         1. To elect six directors to hold office for one year and until their respective successors have been elected. The persons nominated by our Board of Directors, Jean-Pierre L. Conte, Leonard M. Hendrickson, David J. Moffa, Ph.D., John R. Overturf, Jr., Robert J. Weltman, and John L. Zabriskie, Ph.D. are described in the accompanying Proxy Statement;

         2. To ratify the appointment of KPMG LLP, as our independent public accountants for the year ending December 31, 2003; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record of our common stock at the close of business on May 20, 2003, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

         All stockholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.


                                      BY ORDER OF THE BOARD OF DIRECTORS


                                        /S/ CHARLES C. BEST
                                      ------------------------------------------
                                      Charles C. Best,
                                      CHIEF FINANCIAL OFFICER AND
                                        EXECUTIVE V.P., FINANCE


Camarillo, California
May 21, 2003

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT A DIFFERENT ADDRESS, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                          BIOSOURCE INTERNATIONAL, INC.
                                 542 FLYNN ROAD
                           CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0086
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 18, 2003

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSource International, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 18, 2003 at 9:00 a.m., Pacific Time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

         All Proxies  which are  properly  completed,  signed and returned to us prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The close of business on May 20, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 9,555,955 shares of common stock, par value $.001 per share, were outstanding. Our common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting.

         It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 5, 2003.

                                VOTING PROCEDURES

         A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

         On April 22, 2003, in light of the resignation of our former director, Robert D. Weist for personal reasons, the Board of Directors, in accordance with the Bylaws of the Company, passed a resolution reducing the size of the Board to six members, from its previous seven-member composition. At each annual meeting of stockholders, the directors are elected, each for a one-year term. Six directors will be elected at the Annual Meeting.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as directors:

                              Jean-Pierre L. Conte
                             Leonard M. Hendrickson
                              David J. Moffa, Ph.D.
                              John R. Overturf, Jr.
                                Robert J. Weltman
                            John L. Zabriskie, Ph.D.

         If elected, each nominee is expected to serve until the 2004 Annual Meeting of Stockholders. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to the director nominees of the Company as of May 15, 2003.

NAME                              AGE     POSITION
----                              ---     --------
Jean-Pierre L. Conte (1)           39     Chairman of the Board of Directors,
                                            Director and Director Nominee

Leonard M. Hendrickson             55     President and Chief Executive Officer,
                                            Director and Director Nominee

David J. Moffa, Ph.D. (1)(2)       60     Director and Director Nominee

John R. Overturf, Jr. (2)          42     Director and Director Nominee

Robert J. Weltman                  38     Director and Director Nominee

John L. Zabriskie, Ph.D. (1)(2)    63     Director and Director Nominee

----------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.
----------

         Brief statements setting forth the principal occupation and employment during the past five years, the year in which first elected as director and other information concerning each nominee appear below.

         JEAN-PIERRE L. CONTE has served as a director of the Company since February 2000 and was appointed as Chairman in May 2001. Mr. Conte is a Managing Director of Genstar Capital LLC, which is the sole general partner of Genstar Capital Partners II, L.P., a private equity limited partnership, and the Chairman and Managing Director of Genstar Capital L.P., which is the sole general partner of Genstar Capital Partners III, L.P. Prior to joining Genstar in 1995, he was a principal for six years at the NTC Group, Inc., a private equity investment firm. He is a director of several private companies. Mr. Conte earned a Masters of Business Administration from Harvard University Graduate School of Business and a Bachelor of Arts from Colgate University. Mr. Conte has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

         LEONARD M. HENDRICKSON became President and Chief Executive Officer on October 15, 2001. He has been a director of BioSource since October 1993. Prior to his position as President and Chief Executive Officer of the Company, Mr. Hendrickson was President of Isotope Products Laboratories from February 1992 to October 2001. He also held senior positions with Amersham, Covance and Microchemics. Mr. Hendrickson holds a Bachelor of Science degree in Chemical Engineering from the University of Pennsylvania and a Masters in Business Administration from American University in Washington, D.C.

         DAVID J. MOFFA, PH.D. has been a director of the Company since April 1995. Dr. Moffa serves as the Regional Director and as special projects director for Lab Corporation of America, Inc. located in Fairmont, West Virginia, positions he has held since 1982 and 1984, respectively. In addition, Dr. Moffa currently serves as a Director of LabCorp in Pittsburgh, Pennsylvania, a position he has held since 1985 and is Chairman and CEO of ClinServices LLC since 1999. Dr. Moffa also serves as an advisor and consultant to various diagnostic, scientific and health care facilities. Dr. Moffa also serves on a number of committees and boards of directors of various privately held companies and governmental offices. Dr. Moffa has completed a post doctoral fellowship in Clinical Biochemistry at the West Virginia University National Institutes of Health, holds a Ph.D. in Medical Biochemistry from the West Virginia University School of Medicine, a Masters of Science degree in Biochemistry from West
Virginia University and a Bachelor of Arts degree in Pre-Medicine from West Virginia University.

         JOHN R. OVERTURF, JR. has been a director of the Company since September 1993. Mr. Overturf serves as the President of R.O.I., Inc., a private investment company, a position he has held since July 1993. He also serves as

President of the Combined Penny Stock Fund, Inc., a closed-end stock market fund, a position he has held since August 1996. From September 1993 until September 1996, Mr. Overturf served as Vice President of The Rockies Fund, Inc., a closed-end stock market fund. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.

         ROBERT J. WELTMAN has served as a director of BioSource since February 2000. He is a Managing Director of Genstar Capital, L.P., the sole general partner of Genstar Capital Partners II, L.P., a private equity limited partnership. Mr. Weltman joined Genstar in August 1995. Prior to joining Genstar, from July 1993 to July 1995, Mr. Weltman was an Associate with Robertson, Stephens & Company, an investment banking firm. Mr. Weltman holds an AB degree in Chemistry from Princeton University. Mr. Weltman has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

         JOHN L. ZABRISKIE, PH.D. has served as a director of BioSource since July 2002. He is Co-founder and has served as Director of Puretech Ventures, a venture creation company since 2001. From 1997 to 2000 Dr. Zabriskie was Chairman and Chief Executive Officer of NEN Life Science Products, Inc., a leading supplier of kits for labeling and detection of DNA. From 1995 to 1997, Dr. Zabriskie was President and Chief Executive Officer of Pharmacia and Upjohn, Inc., a Fortune 500 pharmaceutical company formed by the merger of Pharmacia AB of Sweden and the Upjohn Company of Kalamazoo, Michigan. From 1965 until joining Upjohn in 1994, Dr. Zabriskie was employed by Merck and Co., Inc. He began his career at Merck as a chemist in 1965 and held various positions including President of Merck Sharp & Dohme and Executive Vice President of Merck and Co., Inc. He has served on a number of boards for health care and academic institutions and currently serves on the Board of Directors of Kellogg Co., Cubist Pharmaceutical, Inc., Biomira, Inc., Array BioPharma, and MacroChem Corp. Dr. Zabriskie received his A.B. degree in Chemistry from Dartmouth College (N.H.) in 1961 and his Ph.D. in Organic Chemistry from the University of Rochester (N.Y.) in 1965.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held six meetings during fiscal 2002. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2002.

         The Board of Directors maintains an Audit Committee and a Compensation Committee. The Board of Directors does not maintain a Nominating Committee. The Audit Committee currently consists of Messrs. Moffa, Overturf, and Zabriskie. Dr. Moffa was elected to the Audit Committee on September 19, 2002, replacing Mr. Weltman, who resigned from the committee on September 19, 2002, due to his affiliated status to the Company, as defined under the current NASDAQ continued listing requirements related to audit committee member independence. Dr. Zabriskie was elected to the Audit Committee on April 22, 2003, replacing Robert
D. Weist, who resigned from our Board on April 22, 2003 for personal reasons. The Audit Committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants and the Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. Six meetings of the Audit Committee were held during the year ended December 31, 2002.

         The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. After reassessing the provisions of the Audit
Committee's prior Charter, and in light of recent changes in the securities laws, the Audit Committee recommended, and the Board of Directors approved, an Amended and Restated Audit Committee Charter on April 22, 2003. The Amended and Restated Audit Committee Charter is attached to this proxy statement as "Appendix A."

         The Compensation Committee currently consists of Messrs. Conte, Moffa and Zabriskie. Dr. Zabriskie was elected to the Compensation Committee on September 19, 2002, replacing Leonard Hendrickson, who resigned from the Compensation Committee on July 3, 2002. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option and executive incentive compensation plans. Eight meetings of the Compensation Committee were held during the year ended December 31, 2002.

COMPENSATION OF DIRECTORS

         Our non-employee corporate directors, except for Dr. Zabriskie, currently are paid $2,000 for each board meeting attended, and $1,000 per year for service on a board committee. In addition, non-employee directors, except Dr. Zabriskie, receive an annual grant of 4,000 non-statutory stock options in December of each year, exercisable at the fair market value of our common stock on the date of grant, and which fully vest on the date of grant. Dr. Zabriskie received 55,000 stock options upon his acceptance as a member of the Board of Directors of the Company in July 2002. 20,000 of these stock options vested immediately, 17,500 stock options will vest on July 18, 2003 and 17,500 stock options will vest on the date of the 2004 Annual Meeting of Stockholders. Dr. Zabriskie does not receive cash remuneration, nor do we currently anticipate making any further stock option grants for his services on the Board. We also pay out of pocket expenses incurred by all of our directors in connection with their attendance.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to us in all capacities for each of the three years ended December 31 indicated below.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                 ----------------------------------------------    ----------------------
                                   YEAR                                OTHER       NUMBER OF
                                  ENDED                                ANNUAL      SECURITIES   ALL OTHER
NAME AND                         DECEMBER                              COMPEN-     UNDERLYING    COMPEN-
PRINCIPAL POSITION (1)              31,       SALARY        BONUS      SATION       OPTIONS      SATION
------------------------------   --------   ----------    ---------   ---------    ----------   ---------
Leonard M. Hendrickson........     2002     $250,000      $99,650     $ 1,548(4)           0
Chief Executive Officer and        2001       49,000(2)    90,000(3)      173(4)     280,000
President

David Thrower.................     2002     $124,506(5)   $     0     $14,053(6)           0
Senior Vice President,             2001      200,000       23,000         324(4)     110,000
Sales and Marketing                2000       28,750(5)     8,750          27(4)     235,000    $13,224(7)

Charles C. Best...............     2002     $166,400      $59,023         324(4)           0
Chief Financial Officer            2001      160,000       23,500         325(4)      87,500
and Executive Vice President       2000      142,200       22,500         489(4)      20,000

----------

(1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.
(2)      Mr. Hendrickson joined the Company on October 15, 2001.
(3)      Mr. Hendrickson received a signing bonus on October 15, 2001
(4)      Consists of group life insurance premiums paid by the Company.
(5) Mr. Thrower joined the Company on November 1, 2000 and resigned from the Company on July 26, 2002.
(6) Consists of $13,685 of accrued vacation paid by the Company upon termination and $188 for a group life insurance premium paid by the Company.
(7)      Relocation expenses.

OPTION GRANTS IN LAST FISCAL YEAR

No grants of stock options were made during the fiscal year ended December 31, 2002 to the Named Executive Officers.

OPTION EXERCISES AND STOCK OPTIONS HELD AT FISCAL YEAR END

The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding options exercised in fiscal year 2002, if any, the number of shares of common stock underlying stock options held and the value of options held at fiscal year end based upon the last reported sales price of the common stock on the NASDAQ market on December 31, 2002 ($5.99 per share).

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                            SHARES                  NUMBER OF SECURITIES
                           ACQUIRED                UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              ON       VALUE             OPTIONS AT              IN-THE-MONEY OPTIONS AT
NAME                       EXERCISE   REALIZED       DECEMBER 31, 2002              DECEMBER 31, 2002
----                       --------   --------       -----------------              -----------------
                             (#)        ($)      EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                             ---        ---      -----------  -------------    -----------   -------------
Leonard M. Hendrickson...    --         --        140,666        198,334         $191,163       $198,334
Charles C. Best..........    --         --         62,124         71,786           48,450          7,500

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         We have entered into an employment agreement with Leonard M. Hendrickson to serve as our President and Chief Executive Officer, effective as of October 15, 2001. Pursuant to this agreement Mr. Hendrickson receives an annual base salary of $250,000, which we may increase, at the Board's sole discretion, at the end of each year of his employment. In addition to the base salary to be paid to Mr. Hendrickson, the Company paid a one time signing bonus to him in the amount of $90,000 upon the commencement of his employment. In addition, Mr. Hendrickson is eligible to receive an annual bonus under the Company's management incentive plan. The agreement terminates on December 31, 2004. In the event that Mr. Hendrickson's employment is terminated without cause or due to a "change of control" during the term of the agreement, the Company is obligated to continue paying Mr. Hendrickson's then-current base salary for a period of 12 months following the effective date of such termination. Also, in certain instances involving a "change of control," all stock options which have been granted to Mr. Hendrickson that are unvested at the time of such change of control shall become immediately vested and exercisable. According to our agreement with Mr. Hendrickson, a "change of control" occurs if (i) any person or entity (or group of related persons or entities acting in concert) acquires shares of capital stock of the Company entitled to exercise 35% or more of the total voting power represented by all shares of capital stock of the Company then outstanding; or (ii) the Company enters into an agreement to sell or otherwise transfer all or substantially all of its assets or enters into an agreement to merge, consolidate or reorganize with any other corporation or entity, as the result of which less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which the Company's assets are sold or transferred or surviving such merger, consolidation or reorganization are held by the persons and entities who were holders of common stock of the Company immediately prior to such agreement; or (iv) the Company issues otherwise than on a pro rata basis additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of the Company; or (v) the persons who were the directors of the Company as of October 15, 2001 cease to comprise a majority of the Board of Directors of the Company.

         Effective as of December 17, 1999, Charles C. Best, our Chief Financial Officer, entered into a separation agreement with us. In the event we experience a "change of control," and the employment of Mr. Best is terminated within one year of the "change of control," we are obligated to continue to pay Mr. Best his then-current base salary for a period of 12 months following the effective date of such termination. For purposes of Mr. Best's separation agreement, a "change of control" occurs if (i) any person or entity acquires shares of our capital stock entitled to exercise 35% or more of the total voting power of our stockholders, (ii) we enter into an agreement to sell or otherwise transfer all or substantially all of our assets or to effect a merger, consolidation or reorganization with any other corporation or entity, which results in less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which our assets are sold or transferred or surviving such merger, consolidation or reorganization being held by the persons and entities who were holders of our common stock immediately prior to such agreement, (iii) we issue, otherwise than on a pro rata basis, additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of our stockholders, or (iv) if the persons who were our directors as of the date of the separation agreement cease to comprise a majority of our Board of Directors.

         Effective May 18, 2001, David Thrower, our former Senior Vice President of Sales and Marketing, entered into a separation agreement with us. In the event the Company terminated Mr. Thrower's employment with the Company other than for cause at any time (i) prior to July 15, 2002, or (ii) within six months following a "change of control," we were required to pay Mr. Thrower his then-current base salary for a period of 12 months following the effective date of such termination. In addition, if the employment of Mr. Thrower was terminated within six months of a "change of control," all stock options which had been granted to Mr. Thrower that were unvested at the time of such change of control would have become immediately vested and exercisable. According to our agreement with Mr. Thrower, a "change of control" was defined as the acquisition by any person or entity unaffiliated with Genstar Capital LLC of capital stock representing at least 40% of the total fully diluted shares of the Company. Mr. Thrower resigned from the Company on July 26, 2002 and did not receive any of the described compensation.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Messrs. Zabriskie, Moffa and Conte. Dr. Zabriskie joined the Compensation Committee on September 19, 2002, replacing Leonard Hendrickson, who resigned from the Compensation Committee on July 3, 2002. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administrating our stock option and executive incentive compensation plans. None of the members of the Compensation Committee is a current officer or employee of the Company. None of our executive officers or Directors served as a member of the board of directors of any other entity of which an executive officer or Director served on our Board of Directors.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors determines compensation paid to each of our executive officers and administers our Plans.

         The objectives of our executive compensation policy include (1) attracting, motivating and retaining talented executives by providing compensation that is competitive with comparable companies, (2) maintaining compensation levels that are consistent with the company's financial objectives and operating performance and (3) aligning the interests of executive officers and stockholders through bonuses based on the company's performance and by providing equity compensation. Our compensation program currently consists of base salary and incentive compensation in the form of cash bonuses and/or stock options.

         In arriving at an initial compensation offer to an individual, the Compensation Committee considers determinants of the individual's market value including experience, education, accomplishments and reputation, as well as the level of responsibility to be assumed, in relation to the market value of such qualifications and industry standards. When determining subsequent adjustments to an individual's annual salary, the Compensation Committee also evaluates the importance to stockholders of that person's continued service. The Compensation Committee also reviews the annual salaries of our executive officers in relation to the company's financial performance, annual budgeted financial goals and its position in the industry. This is a judgment process, exercised by the Compensation Committee with the advice of management and other consultants.

         Cash bonuses were awarded during the past year, which were determined on the basis of accomplishments measured against a management incentive plan that was prepared by management and approved by the Compensation Committee. Stock options are prospective incentives, aimed at keeping and motivating key people by letting them share in the value they create for stockholders. They are awarded at times deemed appropriate by the Compensation Committee in amounts intended to secure the full attention and best efforts of executives upon whose future performance the company's success will depend.

         Effective as of October 15, 2001, Leonard M. Hendrickson became the Company's President and Chief Executive Officer. In 2002, Mr. Hendrickson's annual base salary was $250,000. The Committee may increase this compensation, in its sole discretion, at the end of each year of his employment. In addition to the base salary paid to Mr. Hendrickson, the Company paid a one time signing bonus to him in the amount of $90,000 upon the commencement of his employment in 2001. In connection with his initial engagement, the Company also granted Mr. Hendrickson options to purchase 280,000 shares of the Company's common stock. Mr. Hendrickson's compensation package was established based upon the Compensation Committee's comparative analysis of other similarly situated chief executive officers, review of Mr. Hendrickson's prior experience and expected contributions, and consideration of the relative importance of his respective position in terms of achieving the Company's objectives, Additionally, the Compensation Committee consulted with a professional recruiting firm hired as a consultant to the Company to assist in the process of retaining a new President and Chief Executive Officer. Mr. Hendrickson also participates in the management incentive plan approved by the Compensation Committee.

                                                 COMPENSATION COMMITTEE

                                                 David J. Moffa, Ph.D.
                                                 Jean-Pierre L. Conte
                                                 Leonard M. Hendrickson (1)
                                                 John L. Zabriskie, Ph.D. (2)

(1)      Resigned from the compensation committee on July 3, 2002
(2)      Elected to the compensation committee on September 19, 2002

                          REPORT OF THE AUDIT COMMITTEE

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule
4200(a)(15)  of  the  National   Association  of  Securities   Dealers'  listing
standards).

         In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

         The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended December 31, 2002.

         The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities Exchange Commission (the "SEC").

                                                 AUDIT COMMITTEE

                                                 John R. Overturf, Jr.
                                                 Robert J. Weltman (1)
                                                 Dave Moffa (2)
                                                 Robert D. Weist (3)
                                                 John L. Zabriskie, Ph.D. (4)


(1)      Resigned from the Audit Committee on September 19, 2002
(2)      Elected to the Audit Committee on September 19, 2002
(3)      Resigned from the Board of Directors  and the Audit  Committee on April
         22, 2003
(4) Elected to the Board of Directors on July 17, 2002 and to the Audit Committee on April 22, 2003

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2002, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for the following; Robert D. Weist, who resigned from the Board in April 2003 filed two late Form 4s, each reporting late one transaction that occurred in November 2002 and December 2002, respectively; and each of John R. Overturf, Jr., David J. Moffa, Jean-Pierre L. Conte, and Robert J. Weltman filed one late Form 4, each reporting late one transaction that occurred for each in December 2002.


                     RELATIONSHIPS AND RELATED TRANSACTIONS
                      WITH DIRECTORS AND EXECUTIVE OFFICERS

         Since the beginning of our last fiscal year, there have been no transactions, including loans or other indebtedness, to which we or our subsidiaries were a party, and in which any of our directors, officers, significant beneficial owners, or the respective families of the foregoing persons, had a direct or indirect material interest. No such transactions are currently proposed.

                                PERFORMANCE GRAPH

         The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the period from December 31, 1996 to December 31, 2002, compared with the cumulative returns of the Nasdaq Stock Market (U.S. Companies) Index, the JP Morgan H & Q Biotechnology Index and the NASDAQ Biotechnology index. The comparison assumes $100 was invested on December 31, 1996 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                          [PERFORMANCE GRAPH OMITTED]



BIOSOURCE INTL INC
                                                        Cumulative Total Return
                                  ----------------------------------------------------------------
                                   12/96    12/97     12/98     12/99     12/00    12/01     12/02

BIOSOURCE INTERNATIONAL, INC.     100.00    92.73     42.73    115.46    222.73   120.73     87.13
NASDAQ STOCK MARKET (U.S.)        100.00   122.49    172.70    320.29    192.82   152.97    105.74
JP MORGAN H & Q BIOTECHNOLOGY     100.00   101.22    154.14    329.48    354.22   294.61
NASDAQ BIOTECHNOLOGY              100.00   104.48    163.01    376.13    470.24   393.67    244.65

                                 PROPOSAL NO. 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS


         The Audit Committee of the Board of Directors recommended and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of KPMG LLP to continue as our independent public accountant for the current fiscal year ending December 31, 2003. KPMG has served as the principal independent public accounting firm utilized by us during the years ended December 31, 1994 through 2002. We anticipate that a representative of KPMG will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of KPMG will be afforded an opportunity to make a statement if they so desire.


         The following table presents fees for professional audit services rendered by KPMH LLP for the audit of the Company's financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG LLP.

                                                    2002        2001
                                                  --------    --------
          Audit fees .........................    $160,250    $144,943

          Audit related fees (1) .............           0      23,847
                                                  --------    --------
                   Audit and related fees ....     160,250     168,790

          Tax fees (2) .......................     108,572      37,898

          All other fees .....................           0           0
                                                  --------    --------
                   Total fees ................    $268,822    $206,688
                                                  ========    ========
----------
(1) Audit related fees consist principally of fees for certain due diligence services
(2) Tax fees consisted of fees for tax consultation and tax compliance services

         The Audit Committee of the Board of Directors has reviewed and considered whether the provision of services other than those services related to the audit of the annual financial statements and reviews of the quarterly financial statements is compatible with maintaining KPMG's independence as our principal independent accounting firm.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 RATIFYING THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT AUDITORS.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

The following table sets forth as of May 15, 2003 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each person listed is in care of BioSource International, Inc., 542 Flynn Road, Camarillo, California 93012, and the address of Messrs. Conte, Weltman and Genstar Capital LLC is Four Embarcadero Center, Suite 1900, San Francisco, California 94111.
                                           NUMBER OF SHARES
                                           OF COMMON STOCK
                                             BENEFICIALLY
            NAME AND ADDRESS                  OWNED (1)          PERCENT (1),(2)
            ----------------               ----------------      ---------------

Genstar Capital LLC (3)................        3,444,856               31.7%
Jean-Pierre L. Conte (3)...............        3,396,189               31.3%
Kennedy Capital Management, Inc. (4)...          759,428                7.9%
Dimensional Funds Advisors Inc. (5)....          595,300                6.2%
Royce & Associates LLC (6)                       580,000                6.1%
Bricoleur Capital Management LLC (7)             493,510                5.2%
Leonard M. Hendrickson (8).............          233,499                2.4%
John L. Zabriskie, Ph.D. (9)                      35,000                 *
David J. Moffa, Ph.D. (10).............           43,900                 *
John R. Overturf, Jr. (11).............           29,600                 *
Robert J. Weltman (12).................           15,333                 *
Charles C. Best (13)...................           81,602                 *
All of the directors  and  executive
   officers as a group (14)............        3,835,123               34.2%

----------
* Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at May 15, 2003.
(2) Percentage ownership is based on 9,555,955 shares of common stock outstanding as of May 15, 2003.
(3) Genstar Capital Partners II, L.P. holds 2,032,809 shares of common stock and 1,262,542 shares of common stock issuable upon exercise of warrants and Stargen II LLC holds 34,380 shares of common stock and 24,458 shares of common stock issuable upon exercise of warrants, all of which are currently convertible or exercisable. Includes 12,000 stock options held by Mr. Conte and 12,000 stock options held by Mr. Weltman. In addition, Mr. Conte holds 30,000 shares of common stock, Richard F. Hoskins holds 16,667 shares of common stock, Mr. Weltman holds 3,333 shares of common stock, and Richard D. Paterson holds 16,667 shares of common stock. Genstar Capital LLC is the general partner of Genstar Capital Partners II, L.P. Mr. Conte, Mr. Hoskins and Mr. Paterson are the managers and managing directors of Genstar Capital LLC and are members of Stargen, and Mr. Paterson is the Administrative Member of Stargen. In such capacities Messrs. Conte, Hoskins and Paterson may be deemed to beneficially own shares of common stock beneficially held by Genstar Capital Partners and Stargen, but disclaim such beneficial ownership, except to the extent of their economic interest in these shares.

         Messrs. Conte, Hoskins, Paterson, Genstar Capital LLC, Genstar Capital Partners II, L.P. and Stargen II LLC may be deemed to be acting as a group in relation to their respective holdings in BioSource but do not affirm the existence of any such group.
(4) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003 by Kennedy Capital Management, Inc.
(5) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003 by Dimensional Fund Advisors, Inc.
(6) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003 by Royce & Associates LLC.
(7) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on February12, 2003 by Bricoleur Capital Management LLC.
(8) Includes (i) 181,499 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003; (ii) 48,000 shares of common stock owned; and (iii) 4,000 shares of common stock held of record by two of Mr. Hendrickson's minor children;
(9)      Includes  20,000  shares of common stock  reserved  for  issuance  upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003.
(10) Includes (i) 36,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003; (ii) 550 shares of common stock held solely by Dr. Moffa's spouse; (iii) 4,000 shares of common stock held jointly with Dr. Moffa's spouse; and (iv) 2,850 shares of common stock held directly.
(11) Includes (i) 24,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003; and (ii) 5,600 shares of common stock owned.
(12) Includes (i) 3,333 shares of common stock held directly; (ii) 12,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003. Mr. Weltman is also a Principal of Genstar Capital LP and a member, but not a managing member, of Stargen II LLC. Mr. Weltman does not have power to vote or dispose of, or to direct the voting or disposition of, any securities beneficially owned by Genstar Capital LLC or Stargen II LLC. Mr. Weltman disclaims that he beneficially owns any shares of common stock beneficially owned by Genstar Capital LLC or Stargen II LLC, except to the extent of his economic interest in shares owned by Genstar Capital LLC or Stargen II LLC.
(13) Includes 81,602 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003.
(14) Includes (i) 367,601 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2003; (ii) 1,287,000 shares of common stock reserved for issuance upon the exercise of warrants and
         (iii) includes 2,180,522 shares of common stock owned.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the SEC, any stockholder of record who intends to present a proposal at the next Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices no later than February 6, 2004. In order for proposals by stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, that proposal must have been submitted so that it is received no later than April 21, 2004. In addition, in the event a stockholder proposal is not received by us by April 21, 2004, the Proxy to be solicited by the Board of Directors for the next Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the next Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.


                             SOLICITATION OF PROXIES

         It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

         OUR ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CHARLES C. BEST, CHIEF FINANCIAL OFFICER, BIOSOURCE INTERNATIONAL, INC., 542 FLYNN ROAD, CAMARILLO, CALIFORNIA 93012



                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                             /S/ CHARLES C. BEST
                                            ------------------------------------
                                            Charles C. Best
                                            CHIEF FINANCIAL OFFICER AND
                                              EXECUTIVE V.P., FINANCE





Camarillo, California
May 21, 2003

                                   APPENDIX A


                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                        OF BIOSOURCE INTERNATIONAL, INC.

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of BioSource International, Inc., a Delaware corporation (the "COMPANY").

I.       PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the Company's internal and disclosure controls; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement;
(c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant and management of the Company.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq National Market System ("NASDAQ"). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements, and at least one member of the Committee shall be a "financial expert." A member shall be deemed a "financial expert" if the Board determines that such person has, through education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company that at the time the person held such position was required to file periodic reports with SEC, or experience in one or more positions that involve the performance of similar functions (or that results, in the judgment of the Board, in the person having similar expertise and experience), the following attributes:

         o An understanding of generally accepted accounting principles and financial statements;

         o Experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves that are generally comparable to the estimates, accruals, and reserves, if any, used in the registrant's financial statements;

         o Experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the registrant's financial statements;

         o Experience with internal controls and procedures for financial reporting; and

         o        An understanding of audit committee functions.

         Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC). Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition,  the  Committee  or at least  its  Chairperson  should  meet  with the
independent   accountant  and  management  quarterly  to  review  the  Company's financial statements prior to their public release consistent with the provisions set forth below in SECTION IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and management, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports prepared by management.

--------
1 SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

                  4. Review reports from management and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  5. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  6. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                  7.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  8. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. The Committee shall be directly responsible for interviewing and retaining the Company's independent accountant, considering the accounting firm's independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                           (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

                           (b)      any   accounting   adjustments   that   were
                           proposed by the independent accountant that were not agreed to by the Company; and

                           (c) communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL/DISCLOSURE CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountant regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved by the Board of Directors on April 22, 2003

                          BIOSOURCE INTERNATIONAL, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


         The undersigned, a Stockholder of BIOSOURCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints JEAN-PIERRE L. CONTE, LEONARD M. HENDRICKSON and CHARLES C. BEST, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 18, 2003, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.       To elect the Board of Directors' six nominees as directors.

     Jean-Pierre L. Conte     Leonard M. Hendrickson     David J. Moffa, Ph.D.
     John R. Overturf, Jr.      Robert J. Weltman       John L. Zabriskie, Ph.D.

                  [_] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

                  [_]      WITHHELD

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.       To  ratify  the  appointment  of KPMG  LLP   as the  Company's
independent public accountants for the year ending December 31, 2003.

                 [_]  FOR       [_]  AGAINST       [_]  ABSTAIN


         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 21, 2003, relating to the Annual Meeting.

                                         Dated:___________________________, 2003

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

                                         The    Signature(s)    hereon    should
                                         correspond  exactly with the name(s) of
                                         the  Stockholder(s)  appearing  on  the
                                         Share Certificate. If stock is jointly,
                                         all  joint  owners  should  sign.  When
                                         signing    as    attorney,    executor,
                                         administrator,   trustee  or  guardian,
                                         please  give  full  title as  such.  If
                                         signer is a  corporation,  please  sign
                                         the  full  corporation  name,  and give
                                         title of signing officer.

 [_] Please indicate by checking this box if you anticipate attending the Annual
     Meeting.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        OF BIOSOURCE INTERNATIONAL, INC.